UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2017 (November 9, 2017)

BRANDYWINE REALTY TRUST

BRANDYWINE OPERATING PARTNERSHIP, L.P.

(Exact name of registrant as specified in charter)

Maryland (Brandywine Realty Trust)	001-9106	23-2413352
Delaware (Brandywine Operating Partnership, L.P.)	000-24407	23-2862640
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

2929 Walnut Street

Suite 1700

Philadelphia, PA 19104

(Address of principal executive offices) (Zip Code)

(610) 325-5600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Brandywine Realty Trust:

Emerging growth company  ☐

Brandywine Operating Partnership, L.P.:

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On November 9, 2017, Brandywine Realty Trust, a Maryland real estate investment trust (the “Company”), and its operating partnership, Brandywine Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), entered into an Underwriting Agreement (together with the Pricing Agreement (as defined below), the “Underwriting Agreement”) and a related Pricing Agreement (the “Pricing Agreement”) with Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in the Pricing Agreement (the “Underwriters”), in connection with the public offering by the Operating Partnership of $100.0 million in aggregate principal amount of its 3.950% Guaranteed Notes due 2023 (the “2023 Notes”) and $450.0 million in aggregate principal amount of its 3.950% Guaranteed Notes due 2027 (the “2027 Notes”, together with the 2023 Notes, the “Notes”). The Company will fully and unconditionally guarantee the payment of principal of and premium, if any, and interest on the Notes. The offering is expected to close on November 17, 2017, subject to customary closing conditions. Under the terms of the Underwriting Agreement, the Company and the Operating Partnership have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute payments that the Underwriters may be required to make because of any of those liabilities. The Underwriting Agreement contains customary representations and covenants. The offer and sale of the Notes were registered with the Securities and Exchange Commission (the “Commission”) pursuant to a registration statement on Form S-3 (File No. 333-216822), under the Securities Act.

Copies of each of the Underwriting Agreement and the Pricing Agreement are filed as Exhibit 1.1 and Exhibit 1.2, respectively, to this Current Report on Form 8-K. The foregoing is not a complete discussion of the Underwriting Agreement and the Pricing Agreement and is qualified in its entirety by reference to these agreements, and the information in the Underwriting Agreement and the Pricing Agreement is incorporated into this Item 1.01 by this reference.

The Operating Partnership intends to use the net proceeds from the offering to fund the concurrent cash tender offer for any and all of our 4.95% Guaranteed Notes due 2018 and any applicable redemption of these notes that are not tendered in the tender offer and to repay amounts outstanding under our unsecured revolving credit facility. The Operating Partnership intends to use any remaining net proceeds of this offering for general corporate purposes, which may include the repayment, repurchase or other retirement of other indebtedness.

Affiliates of certain of the Underwriters, and the trustee under the indenture for the notes, are lenders and/or agents under the unsecured revolving credit facility and the term loan facilities. To the extent that the net proceeds from the offering are used to repay amounts that have been borrowed, may borrow or re-borrow in the future under the unsecured revolving credit facility and term loan facilities, those lenders will receive a pro rata portion of any of the proceeds from this offering that are used to repay any such amounts. Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as the dealer managers for the Tender Offer.

The Notes will be issued under the Indenture, dated as of October 22, 2004 (the “Indenture”), as supplemented by the First Supplemental Indenture dated as of May 25, 2005 (the “First Supplemental Indenture”) and the Third Supplemental Indenture dated as of April 5, 2011 (the “Third Supplemental Indenture”) among the Company, the Operating Partnership and The Bank of New York Mellon (formerly, The Bank of New York), as trustee. The Indenture was previously filed with the Commission on October 22, 2004, as Exhibit 4.1 to the Company’s Current Report on Form 8-K, and is incorporated into this Item 1.01 by this reference. The First Supplemental Indenture was previously filed with the Commission on May 26, 2005, as Exhibit 4.1 to the Company’s Current Report on Form 8-K, and is incorporated into this Item 1.01 by this reference. The Third Supplemental Indenture was previously filed with the Commission on April 5, 2011, as Exhibit 4.1 to the Company’s Current Report on Form 8-K, and is incorporated into this Item 1.01 by this reference.

Item 7.01	Regulation FD Disclosure

On November 9, 2017, the Company issued a press release announcing the pricing of the offering of Notes. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

Exhibit	Description

1.1	Underwriting Agreement, dated November 9, 2017, by and among Brandywine Operating Partnership, L.P. and Brandywine Realty Trust and Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in the Pricing Agreement.

1.2	Pricing Agreement, dated November 9, 2017, by and among Brandywine Operating Partnership, L.P. and Brandywine Realty Trust and Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in the Pricing Agreement, relating to the Notes.

5.1	Opinion of Pepper Hamilton LLP regarding the legality of the Notes and the related Guarantees.

23.1	Consent of Pepper Hamilton LLP (contained in Exhibit 5.1 hereto).

99.1	Press Release of Brandywine Realty Trust dated November 9, 2017.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRANDYWINE REALTY TRUST

By:	/s/ Thomas E. Wirth
Thomas E. Wirth
Executive Vice President and Chief Financial Officer

BRANDYWINE OPERATING PARTNERSHIP, L.P.

By:	BRANDYWINE REALTY TRUST, ITS GENERAL PARTNER

By:	/s/ Thomas E. Wirth
Thomas E. Wirth
Executive Vice President and Chief Financial Officer

Date: November 13, 2017